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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 13, 1997

SUPERIOR BANK FSB (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1997, providing for the issuance of AFC Mortgage Loan Asset Backed Certificates, Series 1997-1)


                                SUPERIOR BANK FSB
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        UNITED STATES               333-21485                 36-1414142
----------------------------      -----------           ---------------------
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
     of Incorporation)            File Number)          Identification Number)


    One Lincoln Centre
Oakbrook Terrace, Illinois                                     60181
--------------------------                                   ----------
  (Address of Principal                                      (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (708) 916-4000
                                                   --------------
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                                      -2-

Item 5.  Other Events.

          The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 1995 and 1994 that are included in this Form 8-K have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "experts" in the Prospectus Supplement relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-1, is attached hereto as Exhibit 23.1.

          The financial statements of FGIC as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 1996 are attached hereto as Exhibit 99.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.

            Not applicable.

     (b)  Pro Forma Financial Information.

            Not Applicable.

     (c)  Exhibits


             Item 601(a) of
             Regulation S-K
Exhibit No.    Exhibit No.               Description
-----------  --------------              -----------

   23.1           23          Consent of KPMG Peat Marwick LLP

   99.1           99          Financial statements of FGIC,December 31, 1995 and 1994

   99.2           99          Unaudited financial statements of FGIC at September 30, 1996


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SUPERIOR BANK FSB

                                        By:    /s/ WILLIAM C. BRACKEN
                                             ------------------------------
                                             Name:  William C. Bracken
                                             Title: Senior Vice President
                                                    and Chief Financial Officer

Dated: March 13, 1997


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                                      -4-

                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------
 23.1              Consent of KPMG Peat Marwick LLP
 99.1              Financial statements of FGIC, December 31, 1995 and 1994
 99.2              Unaudited financial statements of FGIC at September 30, 1996